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                                                                       (h)(4)(v)

                             FORM OF AMENDMENT NO. 4
                                       TO
                             PARTICIPATION AGREEMENT

         Amendment No. 4, dated as of October 18, 1999 ("Amendment"), to Participation Agreement dated as of April 14, 1997 ("Original Agreement") as amended by Amendment No. 1, dated as of December 9, 1997, Amendment No. 2, dated as of December 31, 1998, and Amendment No. 3 dated as of April 30, 1999 (collectively the "Agreement") by and among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (collectively, the "Parties").

         The Parties hereby agree that Schedule B to the Agreement is replaced in its entirety by the schedule attached hereto entitled "Schedule B".

         Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed and delivered this Form of Amendment No. 4 as of the date first above set forth.

EQ ADVISORS TRUST                        THE EQUITABLE LIFE ASSURANCE
                                         SOCIETY OF THE UNITED STATES

By: ___________________________________  By: ___________________________________
   Name:  Peter D. Noris                    Name:  Peter D. Noris
   Title:  President and Trustee            Title:  Executive Vice President
                                                    and Chief Investment Officer

EQUITABLE DISTRIBUTORS, INC.             AXA ADVISORS, LLC (formerly known as
                                         "EQ FINANCIAL CONSULTANTS, INC.")

By: ___________________________________  By: ___________________________________
   Name:  James A. Sherperdson, III         Name:  Michael S. Martin
   Title:    Co-President and Co-Chief      Title:    Chairman of the Board and
             Executive Officer                        Chief Executive Officer


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                                   SCHEDULE B
                                       TO
               FORM OF AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT

                        DESIGNATED PORTFOLIOS AND CLASSES

                                  PORTFOLIOS OF
                                EQ ADVISORS TRUST

Portfolios                                                Classes
----------                                                -------
BT Equity 500 Index Portfolio                             Class IA and Class IB
BT International Equity Index Portfolio                   Class IA and Class IB
BT Small Company Index Portfolio                          Class IA and Class IB
EQ/Alliance Premier Growth Portfolio                      Class IA and Class IB
EQ/Capital Guardian International Equities Portfolio      Class IA and Class IB
EQ/Capital Guardian Research Portfolio                    Class IA and Class IB
EQ/Capital Guardian U.S. Equities Portfolio               Class IA and Class IB
EQ/Putnam Balanced Portfolio                              Class IA and Class IB
EQ/Putnam Growth & Income Value Portfolio                 Class IA and Class IB
EQ/Putnam International Equity Portfolio                  Class IA and Class IB
EQ/Putnam Investors Growth Portfolio                      Class IA and Class IB
EQ/Evergreen Foundation Portfolio                         Class IA and Class IB
EQ/Evergreen Portfolio                                    Class IA and Class IB
JPM Core Bond Portfolio                                   Class IA and Class IB
Lazard Large Cap Value Portfolio                          Class IA and Class IB
Lazard Small Cap Value Portfolio                          Class IA and Class IB
Merrill Lynch Basic Value Equity Portfolio                Class IA and Class IB
Merrill Lynch World Strategy Portfolio                    Class IA and Class IB
MFS Emerging Growth Companies Portfolio                   Class IA and Class IB
MFS Growth with Income Portfolio                          Class IA and Class IB
MFS Research Portfolio                                    Class IA and Class IB
Morgan Stanley Emerging Markets Equity Portfolio          Class IA and Class IB
T. Rowe Price Equity Income Portfolio                     Class IA and Class IB
T. Rowe Price International Stock Portfolio               Class IA and Class IB
Warburg Pincus Small Company Value Portfolio              Class IA and Class IB
Alliance Money Market Portfolio                           Class IA and Class IB
Alliance Intermediate Government Securities Portfolio     Class IA and Class IB
Alliance Quality Bond Portfolio                           Class IA and Class IB
Alliance High Yield Portfolio                             Class IA and Class IB
Alliance Balanced Portfolio                               Class IA and Class IB
Alliance Conservative Investors Portfolio                 Class IA and Class IB
Alliance Growth Investors Portfolio                       Class IA and Class IB
Alliance Common Stock Portfolio                           Class IA and Class IB
Alliance Equity Index Portfolio                           Class IA and Class IB
Alliance Growth And Income Portfolio                      Class IA and Class IB
Alliance Aggressive Stock Portfolio                       Class IA and Class IB
Alliance Small Cap Growth Portfolio                       Class IA and Class IB
Alliance Global Portfolio                                 Class IA and Class IB
Alliance International Portfolio                          Class IA and Class IB
Calvert Socially Responsibly Portfolio                    Class IA and Class IB